UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                                 RYDEX ETF TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:

          (2)   Form, Schedule or Registration Statement No.:

          (3)   Filing Party:

          (4)   Date Filed:

                                 RYDEX ETF TRUST
Dear Shareholder:

    I am writing you on an important matter relating to the Rydex family of funds (the "Funds"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of PADCO Advisors II, Inc., the Funds' investment adviser that operates under the name Rydex Investments (the "Investment Adviser"), and certain of SBHC's affiliates entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates. Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision.

    This transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Funds' investment advisory agreements with the Investment Adviser.

    Accordingly, by this joint proxy statement, we are requesting that you vote to approve substantially identical investment advisory agreements, so that the Investment Adviser may continue to manage the Funds.

    In addition, we are requesting that you vote to approve a change to each Fund's "fundamental investment policy" on borrowing money, which currently is more prohibitive than necessary.

    A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for April 23, 2010 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

    Pursuant to these materials, you are being asked to approve proposals for the Funds, as listed above. Please note that you may receive similar materials if you own shares of other funds in the Rydex|SGI fund complex asking you to approve proposals for the other funds.

    You can vote in one of four ways:

    o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

    o Through the web site listed in the proxy voting instructions,

    o By telephone using the toll-free number listed in the proxy voting instructions, or

    o In person at the shareholder meeting on April 23, 2010.

    We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider these proposals and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex ETF Trust prior to the Meeting, or by voting in person at the Meeting.

    We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                     Sincerely,

                                     /s/ Richard M. Goldman

                                      Richard M. Goldman
                                      President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

    By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning your investment in the Rydex family of funds (the "Funds").

    The first proposal relates to actions that need to be taken in response to an impending change in control of PADCO Advisors II, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). This change in control affects the Funds' advisory agreement with the Investment Adviser.

    The second proposal relates to a proposed change in each Fund's ability to borrow money. Each Fund has a "fundamental investment policy" on borrowing that is more prohibitive than necessary and than applicable law requires. Thus, the second proposal seeks to amend the current fundamental investment policy on borrowing money in order to provide the Funds with the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes (a certain type of leverage), consistent with current law and with the Funds' investment strategies and objectives.

Q.  WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser, and certain of SBHC's affiliates have entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates (the "Transaction").

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, the Transaction will result in a change in control of the Investment Adviser within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment advisory agreements between the Investment Adviser and each of the Funds (the "Current Investment Advisory Agreements").

    At a Special Meeting of the Board of Trustees of Rydex ETF Trust (the "Board") held on January 28, 2010, the Board considered and voted in favor of new investment advisory agreements between the Investment Adviser and each of the Funds (the "New Investment Advisory Agreements"), pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve as investment adviser to each Fund after the completion of the Transaction. The fees charged by the Investment Adviser for its services to the Funds under the New Investment Advisory Agreements will be the same as its fees under the Current Investment Advisory Agreements. The other terms of the New Investment Advisory Agreements will also be the same in all material respects to those of the Current Investment Advisory Agreements.

    With respect to the second proposal, the 1940 Act requires shareholder approval to amend "fundamental investment policies" adopted by the Funds. Each Fund currently has in place a fundamental investment policy on its ability to borrow money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Each Fund's current fundamental investment policy on borrowing money, however, is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. Upon a request from management of the Funds, the Board has reviewed each Fund's fundamental investment policy on borrowing money and has recommended a change intended to simplify and modernize the policy. In general, the proposed change provides the Funds the maximum flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current applicable law and with the Funds' investment strategies and objectives. The proposal to amend each Fund's fundamental investment policy on borrowing money is unrelated to the Transaction.

Q.  WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Investment Adviser, the fees payable to the Investment Adviser and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund due to the change in control.

Q.  WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Purchaser will also acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, Inc. (the "Distributor"), an affiliate of the Investment Adviser, as a result of the Transaction. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor to each Fund due to the change in control.

Q.  WILL MY FUND'S FEES FOR INVESTMENT ADVISORY SERVICES INCREASE?

A. No. The fee rates under the New Investment Advisory Agreements are identical to those under the Current Investment Advisory Agreements.

Q. WHAT EFFECT WILL THE PROPOSED CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY HAVE ON THE FUNDS?

A. While this proposal is intended to provide the Investment Adviser with greater flexibility in managing each Fund's borrowing activity, a Fund would continue to be managed subject to limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement.

    Although the change would expand the ability of the Funds to borrow for investment purposes, the Investment Adviser does not intend to materially increase the borrowing level of any Fund in the near future, and therefore believes that the proposed changes will not materially affect the investment risks currently associated with any Fund. To the extent a Fund expands its level of borrowing for investment purposes, which could be done without additional shareholder approval if the proposal is approved, the value of the Fund's shares may be more volatile than if the Fund did not borrow.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.  WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendation.

Q.  WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposal is similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. An unfavorable vote on the proposal by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if such proposal is approved by shareholders of that Fund assuming that the Transaction is completed.

Q.  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A. To be approved with respect to a particular Fund, each proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.  IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Investment Advisory Agreements.

Q.  HOW DO I PLACE MY VOTE?

    You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex ETF Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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                       This page intentionally left blank.

                                 RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

    Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex ETF Trust (the "Trust") and each of its respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET for the purposes listed below:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1.  THE APPROVAL OF A NEW INVESTMENT ADVISORY                ALL FUNDS
    AGREEMENT BETWEEN THE TRUST AND PADCO
    ADVISORS II, INC., WITH RESPECT TO EACH FUND

2.  THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL              ALL FUNDS
    INVESTMENT POLICY ON BORROWING MONEY,
    WITH RESPECT TO EACH FUND

3.  TO TRANSACT SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

    After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote "FOR" Proposal 1 and "FOR" Proposal 2.

    Shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

    We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

                                   By Order of the Board of Trustees,

                                   /s/ Richard M. Goldman

                                   Richard M. Goldman
                                   President

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

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING

                                ON APRIL 23, 2010

Rydex 2x Russell 2000(R) ETF         Rydex Inverse 2x S&P Select          Rydex S&P Equal Weight
          (RRY)                       Sector Financial ETF (RFN)             Industrials ETF (RGI)

Rydex 2x S&P 500 ETF (RSU)            Rydex Inverse 2x S&P Select          Rydex S&P Equal Weight
                                     Sector Health Care ETF (RHO)            Materials ETF (RTM)
 Rydex 2x S&P MidCap 400
        ETF (RMM)                     Rydex Inverse 2x S&P Select          Rydex S&P Equal Weight
                                     Sector Technology ETF (RTW)            Technology ETF (RYT)
 Rydex 2x S&P Select Sector
     Energy ETF (REA)                 Rydex Russell Top 50(R) ETF          Rydex S&P Equal Weight
                                               (XLG)                        Utilities ETF (RYU)
 Rydex 2x S&P Select Sector
    Financial ETF (RFL)                Rydex S&P Equal Weight           Rydex S&P MidCap 400 Pure
                                      Consumer Discretionary ETF             Growth ETF (RFG)
 Rydex 2x S&P Select Sector                      (RCD)
   Health Care ETF (RHM)                                                Rydex S&P MidCap 400 Pure
                                       Rydex S&P Equal Weight                Value ETF (RFV)
 Rydex 2x S&P Select Sector          Consumer Staples ETF (RHS)
   Technology ETF (RTG)                                                  Rydex S&P 500 Pure Growth
                                       Rydex S&P Equal Weight                   ETF (RPG)
Rydex Inverse 2x Russell 2000(R)           Energy ETF (RYE)
         ETF (RRZ)                                                        Rydex S&P 500 Pure Value
                                     Rydex S&P Equal Weight ETF                 ETF (RPV)
Rydex Inverse 2x S&P 500 ETF                     (RSP)
           (RSW)                                                        Rydex S&P SmallCap 600 Pure
                                       Rydex S&P Equal Weight                 Growth ETF (RZG)
Rydex Inverse 2x S&P MidCap               Financial ETF (RYF)
       400 ETF (RMS)                                                    Rydex S&P SmallCap 600 Pure
                                       Rydex S&P Equal Weight                   Value ETF (RZV)
 Rydex Inverse 2x S&P Select            Health Care ETF (RYH)
  Sector Energy ETF (REC)

                                TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS ..................................................   3

    Approval of New Investment Advisory Agreements (Proposal 1) ............   3
    Approval of a Change to the Funds' Fundamental Investment Policy on
    Borrowing (Proposal 2)..................................................   3
    Information Regarding the Change in Control of the Investment Adviser ..   3
    Section 15(f) of the 1940 Act ..........................................   5
    Approval of the New Investment Advisory Agreements by the Board ........   6
    Board Considerations in Approving the New Investment
    Advisory Agreements ....................................................   6
    New Investment Advisory Agreements .....................................   8

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT
ADVISORY AGREEMENTS ........................................................  11

    The Investment Adviser .................................................  11
    Material Terms of the New Investment Advisory Agreements ...............  12
    BOARD RECOMMENDATION ON PROPOSAL 1 .....................................  14

PROPOSAL 2 - THE APPROVAL OF A CHANGE TO THE
FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY ...........................  15

    Proposed New Fundamental Investment Policy .............................  15
    Current Fundamental Investment Policy ..................................  15
    Discussion of Proposed Modification ....................................  15

BOARD RECOMMENDATION ON PROPOSAL 2 .........................................  16

OTHER BUSINESS .............................................................  17

ADDITIONAL INFORMATION .....................................................  17

    Administrator, Principal Underwriter, Custodian and Transfer Agent .....  17
    Affiliations and Affiliated Brokerage ..................................  17
    Other Information ......................................................  17
    Voting Information .....................................................  17
    Shareholder Proposals ..................................................  20

                                   APPENDICES

Appendix A   FORM OF INVESTMENT ADVISORY AGREEMENT ......................... A-1

Appendix B   INFORMATION REGARDING THE INVESTMENT
             ADVISORY AGREEMENTS AND FEES PAID TO
             THE INVESTMENT ADVISER AND AFFILIATES ......................... B-1

Appendix C   DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS ...................... C-1

Appendix D   ADVISORY FEE RATES OF FUNDS WITH SIMILAR
             INVESTMENT OBJECTIVES ADVISED BY PADCO
             ADVISORS, INC. AND PADCO ADVISORS II, INC. .................... D-1

Appendix E   OUTSTANDING SHARES ............................................ E-1

Appendix F   BENEFICIAL OWNERS OF MORE THAN 5%
             OF EACH FUND .................................................. F-1

                                 RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                              JOINT PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

    This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trust to be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any and all adjournments or postponements thereof (the "Meeting").

    The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1.  THE APPROVAL OF A NEW INVESTMENT ADVISORY                 ALL FUNDS
    AGREEMENT BETWEEN THE TRUST AND PADCO
    ADVISORS II, INC., WITH RESPECT TO EACH FUND

2.  THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL               ALL FUNDS
    INVESTMENT POLICY ON BORROWING MONEY,
    WITH RESPECT TO EACH FUND

3.  TO TRANSACT SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

    This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about March 22, 2010.

    The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

    You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on February 24, 2010 (the "Record Date").

    If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
             MATERIALS FOR THE MEETING TO BE HELD ON APRIL 23, 2010

    This Joint Proxy Statement is available at www.proxyonline.com/docs/ rydexSGI2.pdf. In addition, shareholders can find important information about each Fund in the Fund's annual report, dated October 31, 2009, including financial reports for the fiscal year ended October 31, 2009, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, or by calling the telephone number shown on the front page of this Joint Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

           APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS (PROPOSAL 1)

    Proposal 1 relates to actions that need to be taken in response to an impending change in control of PADCO Advisors II, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser").

    The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Upon completion of a transaction involving the Investment Adviser, which is discussed in more detail below, the Funds' current investment advisory agreements with the Investment Adviser will be terminated. Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements").

       APPROVAL OF A CHANGE TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON
                             BORROWING (PROPOSAL 2)

    In addition to considering the New Agreements in Proposal 1, shareholders of the Funds also are being asked to consider the approval of a change to each Fund's current fundamental investment policy on borrowing money. The 1940 Act requires that a fund adopt a fundamental investment policy on borrowing. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. Each Fund's current fundamental investment policy on borrowing money is more restrictive than the 1940 Act requires, unnecessarily limiting investment strategies. Accordingly, Proposal 2 seeks approval of a change to each Fund's fundamental investment policy on borrowing money in order to permit a Fund to engage in borrowing money consistent with applicable law. Proposal 2 is unrelated to Proposal 1.

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                INVESTMENT ADVISORY AGREEMENTS AND CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY.

      INFORMATION REGARDING THE CHANGE IN CONTROL OF THE INVESTMENT ADVISER

    On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates (the "Transaction").

    The final form of the Purchaser's controlling stake in the Investment Adviser and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), a wholly-owned subsidiary of SBHC and the parent company of the Investment Adviser and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser and certain affiliates (the "Contingent Asset Management Purchase and Sale").

    In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction is conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note from the Purchaser and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Investment Adviser and certain affiliates.

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, the Transaction will result in a "change in control" of the Investment Adviser within the meaning of the 1940 Act. This will automatically terminate each of the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements").

    In addition, the Purchaser will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, Inc. (the "Distributor"), an affiliate of the Investment Adviser, as a result of the Transaction. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction.

    Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

    While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which include interim investment advisory agreements with the Investment Adviser and reorganization or liquidation of the Fund(s).

                          SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the Funds to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any Fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

    Consistent with the conditions of Section 15(f), SecBen and the Purchaser have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

         APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS BY THE BOARD

    At a Special Meeting of the Board held on January 28, 2010 (the "January 2010 Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Investment Advisory Agreements (the "Independent Trustees"), were present, the Board considered and voted in favor of the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve each Fund as investment adviser after the completion of the Transaction. The Investment Adviser's rate of fees for its services to each Fund under the New Investment Advisory Agreements will be the same as its fees under the Current Investment Advisory Agreements. The other terms of the New Investment Advisory Agreements will also be the same in all material respects to those of the Current Investment Advisory Agreements. As a result, in reviewing the New Investment Advisory Agreements at the January 2010 Meeting, the Board also considered its review of relevant materials relating to the Current Investment Advisory Agreements at the annual renewal meeting on August 25, 2009 (the "2009 Renewal Meeting").

    BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENTS

    Prior to the January 2010 Meeting, representatives of SecBen informed the Board that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Investment Adviser and affiliates. With respect to the Transaction, the Board reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition, (b) information regarding Guggenheim's affiliated investment advisers, (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters, and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Board with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Adviser after the closing of the Transaction.

    In considering the New Investment Advisory Agreements at the January 2010 Meeting, the Board determined that the New Investment Advisory Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Investment Advisory Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser that was provided in connection with the 2009 Renewal Meeting. The Trustees noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds.

    At the 2009 Renewal Meeting, the Trustees, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the quality of the Investment Adviser's investment advisory and other services; (b) the Investment Adviser's investment management personnel; (c) the Investment Adviser's operations and financial condition; (d) the Investment Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Investment Adviser's profitability from its Fund-related operations; (h) the Investment Adviser's compliance systems; (i) the Investment Adviser's policies on and compliance procedures for personal securities transactions; (j) the Investment Adviser's reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the 2009 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees were reasonable in light of the services that it provides to the Funds; and
(c) agreed to approve the New Investment Advisory Agreements, subject to shareholder approval.

    In approving the New Investment Advisory Agreements, the Trustees also considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with the Purchaser and its other non-managing members. The Trustees considered these representations and the financial stability the Transaction was expected to bring to the Investment Adviser and the Distributor in the context of the current financial challenges facing certain SBHC affiliates. The Trustees also considered representations by Guggenheim regarding additional resources that could be made available to the Investment Adviser and the Distributor if beneficial to their operations.

                       NEW INVESTMENT ADVISORY AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreements and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreements. In reviewing the scope of services provided to the Funds by the Investment Adviser, the Board reviewed and discussed at the 2009 Renewal Meeting the Investment Adviser's investment experience, noting that the Investment Adviser and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Investment Adviser's compliance programs and its compliance record with respect to the Funds. In that regard, the Board noted that the Investment Adviser provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Investment Adviser's investment processes and strategies, and matters related to the Investment Adviser's portfolio transaction policies and procedures. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded at the 2009 Renewal Meeting that the nature, extent, and quality of services to be provided by the Investment Adviser to the Funds under the Current Investment Advisory Agreements were appropriate and continued to support the Board's original selection of the Investment Adviser as the investment adviser to the Funds.

    At the January 2010 Meeting, the Board noted that most of the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the Transaction and that the services provided to the Funds by the Investment Adviser are not expected to materially change. The Trustees also considered SecBen's and Guggenheim's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Board concluded that the range and quality of services provided by the Investment Adviser to the Funds were expected to continue under the New Investment Advisory Agreements at comparable levels.

    FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components, including actual advisory fees and gross and net total expenses of each Fund in comparison with the same information for other exchange-traded funds registered under the 1940 Act determined by the Investment Adviser to comprise each Fund's applicable peer group. In addition, at the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time (as applicable to those Funds which track a benchmark), and a comparison of each Fund's performance to exchange-traded funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on the review at the 2009 Renewal Meeting, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Investment Advisory Agreements. Based on the representations made by SecBen and Guggenheim at the January 2010 Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it operates today, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

    COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE INVESTMENT ADVISER AND ITS AFFILIATES. At the 2009 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements for the last calendar year. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also reviewed information regarding direct revenue received by the Investment Adviser and ancillary revenue received by the Investment Adviser and/or its affiliates in connection with the services provided to the Funds by the Investment Adviser (as discussed below) and/or its affiliates. The Board also discussed the Investment Adviser's profit margin as reflected in the Investment Adviser's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review at the 2009 Renewal Meeting, the Board concluded that the profits to be realized by the Investment Adviser and its affiliates under the Current Investment Advisory Agreements and from other relationships between the Funds and the Investment Adviser and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

    At the January 2010 Meeting, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund's New Investment Advisory Agreement as they are under such Fund's Current Investment Advisory Agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Adviser's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Board concluded that the fees to be paid under the Current Investment Advisory Agreements and under the New Investment Advisory Agreements are reasonable.

    ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2009 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that the Current Investment Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also reviewed and considered the Investment Adviser's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at the time of the 2009 Renewal Meeting. At the January 2010 Meeting, the Trustees noted that the fees would not change under the New Investment Advisory Agreements, and they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreements when the next renewal of these Agreements comes before the Board.

    OTHER BENEFITS TO THE INVESTMENT ADVISER AND/OR ITS AFFILIATES. At the 2009 Renewal Meeting, in addition to evaluating the services provided by the Investment Adviser, the Board considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement. The Board noted that the Investment Adviser reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Investment Adviser pursuant to Rule 17e-1 under the 1940 Act. Based on its review at its 2009 Renewal Meeting, the Board concluded that the nature and quality of the services provided by the Investment Adviser's affiliates to each Fund will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Adviser and noted that those financial benefits are available, in part, because of the involvement of the Investment Adviser in the Transaction. The Board also noted that the Transaction is expected to put the Investment Adviser on strong financial footing, enhancing its ability to provide continuous services to the Funds.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY
               AGREEMENTS AND CHANGE TO THE FUNDAMENTAL INVESTMENT
              POLICY ON BORROWING MONEY. UNMARKED, PROPERLY SIGNED
                       AND DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

               THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

    As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. A form of the New Investment Advisory Agreements is attached in Appendix A.

    The terms of the New Investment Advisory Agreements are identical to those of the Current Investment Advisory Agreements, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

    As discussed above, the Board unanimously approved the New Investment Advisory Agreements and recommends the approval of the New Investment Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Investment Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Investment Advisory Agreements."

    The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

    PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix B. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser also is set forth in Appendix C. In addition, set forth in Appendix D is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser.

    Currently, the Investment Adviser is a wholly-owned subsidiary of Rydex Holdings, LLC, which is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser."

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

    The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix A.

    DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

    o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

    o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

    o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

    o vote any proxies for Fund securities;

    o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

    o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

    INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

    TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees are reasonable in light of the services that the Investment Adviser will provide to the Funds; and (c) agreed to approve the New Investment Advisory Agreements for an initial term of two years and to recommend the approval of the New Investment Advisory Agreements to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

             THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT
               POLICY ON BORROWING MONEY WITH RESPECT TO ALL FUNDS

    Proposal 2 relates to a change to the "fundamental investment policy" on borrowing for the Funds. The 1940 Act requires that each Fund adopt a "fundamental" investment policy with respect to several types of activities, including borrowing money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. Each Fund currently has in place a fundamental investment policy on its ability to borrow money that is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. In general, Proposal 2 is intended to provide the Funds the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current law and with the Funds' investment strategies and objectives.

                   PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY

    If Proposal 2 is approved by shareholders, the fundamental investment policy regarding borrowing for each Fund would read:

         [The Fund] shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

    The current fundamental investment policy regarding borrowing money for the Funds reads:

         [Each Fund shall not] borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

                       DISCUSSION OF PROPOSED MODIFICATION

    The proposed modification to each Fund's fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would allow the Funds to borrow to the extent permitted by the 1940 Act. The 1940 Act currently permits a fund to borrow from banks for any purpose, in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. Under the

1940 Act, a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

    The proposed modification would also allow each Fund's borrowing policy to conform to future changes in the 1940 Act--and interpretations thereunder--without further Board or shareholder action. The modification would therefore ensure that the Funds maintain the maximum possible amount of flexibility to engage in borrowing activity, without incurring the additional expenses necessary to further amend the Funds' fundamental investment policies.

    The proposed modification would expand the ability of the Funds to borrow for investment purposes. Currently, each Fund's fundamental investment policy limits the ability of the Fund to borrow except subject to certain restrictions (e.g., limitation on purchasing securities when borrowing exceeds 5% of total assets). If approved, the change would permit each Fund to borrow to the extent permitted by the 1940 Act. However, borrowing by a Fund would occur only if consistent with the Fund's disclosure in its registration statement.

    The Investment Adviser does not presently intend to materially increase the borrowing level of any Fund, and believes that the proposed change will not materially affect the investment risks currently associated with any Fund. To the extent that any borrowing by a Fund involves leveraging, however, the Fund's net asset value may be subject to increased volatility. This is because borrowing can magnify the effect of an increase or decrease in the value of a Fund's holdings. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed money.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would continue to apply unchanged.

                       BOARD RECOMMENDATION ON PROPOSAL 2

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed new fundamental investment policy on borrowing money and to recommend the approval of the proposed new fundamental investment policy on borrowing money to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 2

                                 OTHER BUSINESS

    The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

       ADMINISTRATOR, PRINCIPAL UNDERWRITER, CUSTODIAN AND TRANSFER AGENT

    The principal underwriter/distributor of the Trust is Rydex Distributors, Inc. (the "Distributor"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Investment Adviser. State Street Bank and Trust Company, located at P.O. Box 5049, Boston, Massachusetts 02206, serves as the Funds' administrator, custodian and transfer agent. Information regarding the fees paid by each Fund to the Distributor during the previous fiscal year is provided in Appendix B.

    Although the Purchaser will acquire control of the Distributor as a result of the Transaction, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor to each Fund due to the change in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

    During the Funds' most recent fiscal years, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

    Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

                               VOTING INFORMATION

    PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about March 22, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

    COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen. The estimated cost of retaining The Altman Group is approximately $228,972.

    SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund's shares entitled to vote on a Proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposals 1 and 2, abstentions and broker non-votes will effectively be a vote against Proposals 1 and 2. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

    Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix E, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of February 26, 2010 are listed in Appendix F. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of February 26, 2010, there were no persons who were known to control each Fund.

    The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposal 1 and "FOR" Proposal 2. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

    In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO

CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

    REQUIRED VOTE. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less.

    The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate and, subject to shareholder approval, the New Investment Advisory Agreements will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Investment Adviser," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options.

    With respect to Proposal 2, should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

    SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

    The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex ETF Trust, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                       By Order of the Board of Trustees,

                                       Sincerely,

                                       /s/ Richard M. Goldman

                                       Richard M. Goldman
                                       President

                                   APPENDIX A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

    ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX ETF TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1. THE ADVISER'S SERVICES.

       (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

       (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the
    1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

       (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

       (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

    The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

       (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

       (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

    3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

       (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

       (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

       (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

    4. BROKERAGE.

       (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

       (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

       (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

       (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

    5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

    6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    Notwithstanding the foregoing paragraph, with respect to the ETFs launched after August 27, 2007, the Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses of the Independent Trustees (including any Trustee's counsel fees), extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

       (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

       (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

       (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

       (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

       (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

       (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

       (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

    8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the

Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

    9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

    The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

    This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12. DURATION AND TERMINATION.

       (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

       (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

       (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

       (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

    In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

    13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

       (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

       (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

    15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

    18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

    19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                   RYDEX ETF TRUST, on behalf of each
                                   Fund listed on Schedule A

                                   By: ____________________________________
                                       Name:  Richard M. Goldman
                                       Title: President

                                   PADCO ADVISORS II, INC.

                                   By: ____________________________________
                                       Name:  Richard M. Goldman
                                       Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                        DATED ____________, 2010 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                             PADCO ADVISORS II, INC.

    The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                         RATE    LAUNCH DATE
--------------------------------------------------------------------------------
Rydex S&P Equal Weight ETF                                   0.40%    04-24-2003
Rydex Russell Top 50(R) ETF                                  0.20%    05-04-2005
Rydex S&P 500 Pure Growth ETF                                0.35%    03-01-2006
Rydex S&P 500 Pure Value ETF                                 0.35%    03-01-2006
Rydex S&P MidCap 400 Pure Growth ETF                         0.35%    03-01-2006
Rydex S&P MidCap 400 Pure Value ETF                          0.35%    03-01-2006
Rydex S&P SmallCap 600 Pure Growth ETF                       0.35%    03-01-2006
Rydex S&P SmallCap 600 Pure Value ETF                        0.35%    03-01-2006
Rydex S&P Equal Weight Consumer Discretionary ETF            0.50%    11-02-2006
Rydex S&P Equal Weight Consumer Staples ETF                  0.50%    11-02-2006
Rydex S&P Equal Weight Energy ETF                            0.50%    11-02-2006
Rydex S&P Equal Weight Financials ETF                        0.50%    11-02-2006
Rydex S&P Equal Weight Health Care ETF                       0.50%    11-02-2006
Rydex S&P Equal Weight Industrials ETF                       0.50%    11-02-2006
Rydex S&P Equal Weight Materials ETF                         0.50%    11-02-2006
Rydex S&P Equal Weight Technology ETF                        0.50%    11-02-2006
Rydex S&P Equal Weight Utilities ETF                         0.50%    11-02-2006
RYDEX 2x S&P 500 ETF                                         0.70%    11-05-2007
RYDEX INVERSE 2x S&P 500 ETF                                 0.70%    11-05-2007
RYDEX 2x S&P MIDCAP 400 ETF                                  0.70%    11-05-2007
RYDEX INVERSE 2x S&P MIDCAP 400 ETF                          0.70%    11-05-2007
RYDEX 2x RUSSELL 2000(R) ETF                                 0.70%    11-05-2007
RYDEX INVERSE 2x RUSSELL 2000(R) ETF                         0.70%    11-05-2007
RYDEX 2x S&P SELECT SECTOR ENERGY ETF                        0.70%    06-10-2008
RYDEX INVERSE 2x S&P SELECT SECTOR ENERGY ETF                0.70%    06-10-2008
RYDEX 2x S&P SELECT SECTOR FINANCIAL ETF                     0.70%    06-10-2008
RYDEX INVERSE 2x S&P SELECT SECTOR FINANCIAL ETF             0.70%    06-10-2008
RYDEX 2x S&P SELECT SECTOR HEALTH CARE ETF                   0.70%    06-10-2008
RYDEX INVERSE 2x S&P SELECT SECTOR HEALTH CARE ETF           0.70%    06-10-2008
RYDEX 2x S&P SELECT SECTOR TECHNOLOGY ETF                    0.70%    06-10-2008
RYDEX INVERSE 2x S&P SELECT SECTOR TECHNOLOGY ETF            0.70%    06-10-2008
_______________
* ETFs LAUNCHED AFTER AUGUST 27, 2007, ARE NOTED IN BOLD.

                                   APPENDIX B

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
             AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER AND
                                   AFFILIATES

    PADCO Advisors II, Inc. (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex ETF Trust ("RET") pursuant to an investment advisory agreement between RET, on behalf of its Funds, and the Investment Adviser made January 18, 2008, as amended. State Street Bank and Trust Company serves as the administrator, custodian and transfer agent and Rydex Distributors, Inc. ("RDI") serves as principal underwriter to the Funds. The table below provides the following information:

    (i) the date on which a Fund's shareholders last approved the Fund's investment advisory agreement;

    (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets; and

    (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's most recently completed fiscal year (ended October 31, 2009 for all RET Funds).

    RDI serves as principal underwriter to the Funds. Each Fund has adopted a distribution plan pursuant to which RDI, or designated service providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 under the Investment Company Act of 1940. However, no distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. For the fiscal year ended October 31, 2009, the Funds did not pay RDI any distribution fees for services provided pursuant to the terms of the distribution plan of the Funds or any brokerage commissions.

RYDEX ETF TRUST
---------------------------------------------------------------------------------------------------------
                                                    DATE OF LAST                        MANAGEMENT FEES
                                                    SHAREHOLDER       MANAGEMENT            PAID TO
SERIES NAME                                           APPROVAL          FEES(1)        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
Rydex 2x Russell 2000(R) ETF                         11/5/2007           0.70%             $  124,940
Rydex 2x S&P 500 ETF                                 11/5/2007           0.70%             $  890,598
Rydex 2x S&P MidCap 400 ETF                          11/5/2007           0.70%             $   66,354
Rydex 2x S&P Select Sector Energy ETF                6/10/2008           0.70%             $   52,367
Rydex 2x S&P Select Sector Financial ETF             6/10/2008           0.70%             $  107,810
Rydex 2x S&P Select Sector Health Care ETF           6/10/2008           0.70%             $   25,222
Rydex 2x S&P Select Sector Technology ETF            6/10/2008           0.70%             $   28,755
Rydex Inverse 2x Russell 2000(R) ETF                 11/5/2007           0.70%             $  125,146
Rydex Inverse 2x S&P 500 ETF                         11/5/2007           0.70%             $  694,657

RYDEX ETF TRUST
-----------------------------------------------------------------------------------------------------------
                                                      DATE OF LAST                        MANAGEMENT FEES
                                                      SHAREHOLDER       MANAGEMENT            PAID TO
SERIES NAME                                             APPROVAL          FEES(1)        INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------
Rydex Inverse 2x S&P MidCap 400 ETF                     11/5/2007          0.70%             $   48,602
Rydex Inverse 2x S&P Select Sector Energy ETF           6/10/2008          0.70%             $   14,513
Rydex Inverse 2x S&P Select Sector Financial ETF        6/10/2008          0.70%             $   43,357
Rydex Inverse 2x S&P Select Sector Health Care ETF      6/10/2008          0.70%             $   31,982
Rydex Inverse 2x S&P Select Sector Technology ETF       6/10/2008          0.70%             $   19,381
Rydex Russell Top 50(R) ETF                             11/1/2007          0.20%             $  709,919
Rydex S&P Equal Weight Consumer Discretionary ETF       10/4/2007          0.50%             $   41,383
Rydex S&P Equal Weight Consumer Staples ETF             10/4/2007          0.50%             $   45,835
Rydex S&P Equal Weight Energy ETF                       10/4/2007          0.50%             $   36,014
Rydex S&P Equal Weight ETF                             12/20/2007          0.40%             $4,052,628
Rydex S&P Equal Weight Financial ETF                    10/4/2007          0.50%             $   54,054
Rydex S&P Equal Weight Health Care ETF                  10/4/2007          0.50%             $  273,366
Rydex S&P Equal Weight Industrials ETF                  10/4/2007          0.50%             $   55,506
Rydex S&P Equal Weight Materials ETF                    11/1/2007          0.50%             $   95,155
Rydex S&P Equal Weight Technology ETF                   10/4/2007          0.50%             $   96,732
Rydex S&P Equal Weight Utilities ETF                    10/4/2007          0.50%             $   32,005
Rydex S&P MidCap 400 Pure Growth ETF                    10/4/2007          0.35%             $  116,343
Rydex S&P MidCap 400 Pure Value ETF                     10/4/2007          0.35%             $   39,135
Rydex S&P 500 Pure Growth ETF                           10/4/2007          0.35%             $  102,044
Rydex S&P 500 Pure Value ETF                            11/1/2007          0.35%             $   57,161
Rydex S&P SmallCap 600 Pure Growth ETF                  11/1/2007          0.35%             $   30,136
Rydex S&P SmallCap 600 Pure Value ETF                   11/1/2007          0.35%             $  177,095

_______________
(1) The Investment Adviser has contractually agreed to pay all operating expenses of each Fund, excluding the management fees, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, expenses of the Independent Trustees (including any Trustees' counsel fees) and extraordinary expenses. Other expenses were estimated to be less than 0.01% for the fiscal year ended October 31, 2009.

                                   APPENDIX C

                    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PADCO ADVISORS II, INC. The business address of the directors and principal executive officers is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                      POSITION HELD WITH
NAME                  PADCO ADVISORS II, INC.       OTHER PRINCIPAL OCCUPATION/POSITION
---------------------------------------------------------------------------------------------------
Richard M. Goldman    Director and Chief            Senior Vice President, Security Benefit
                      Executive Officer             Corporation; Director, First Security Benefit
                                                    Life Insurance and Annuity Company of
                                                    New York; President, Security Investors, LLC;
                                                    CEO, President, & Director, Rydex Distributors,
                                                    Inc.; President & CEO, Rydex Holdings, LLC;
                                                    CEO & Director, PADCO Advisors, Inc.;
                                                    Director, Rydex Fund Services, Inc.; President
                                                    and Manager, Security Global Investors, LLC

Michael P. Byrum      Director, Chief Investment    Director, Chief Investment Officer, President,
                      Officer, President,           and Secretary, PADCO Advisors, Inc.;
                      and Secretary                 Secretary, Rydex Funds Services, Inc.; Chief
                                                    Investment Officer, Rydex Holdings, LLC;
                                                    Manager, Rydex Specialized Products, LLC

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH PADCO ADVISORS II, INC. The business address of each of the following persons is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                      POSITION HELD WITH
NAME                  THE FUNDS                     POSITION HELD WITH PADCO ADVISORS II, INC.
---------------------------------------------------------------------------------------------------
Richard M. Goldman    Trustee and President         Director and Chief Executive Officer

Michael P. Byrum      Vice President                Director, Chief Investment Officer, President,
                                                    and Secretary
Joanna M. Haigney     Chief Compliance Officer      Chief Compliance Officer and Secretary

Keith Fletcher        Vice President                Vice President

                                   APPENDIX D

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              OBJECTIVES ADVISED BY PADCO ADVISORS, INC. AND PADCO
                                ADVISORS II, INC.

    Each of the tables below lists the names of other mutual funds advised by PADCO Advisors II, Inc. or PADCO Advisors Inc. (collectively, the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

                                                               ANNUAL COMPENSATION
NAME(S) OF FUND(S) SUBJECT TO THIS PROXY STATEMENT          TO THE INVESTMENT ADVISER
                                                               (AS A PERCENTAGE OF        NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives            AVERAGE DAILY NET ASSETS)    (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
RYDEX 2x RUSSELL 2000 ETF, A SERIES OF RYDEX ETF TRUST                0.70%                 $ 26.73

Russell 2000 2x Strategy Fund, a series of
Rydex Dynamic Funds                                                   0.90%                 $ 28.69

Russell 2000 2x Strategy Fund, a series of
Rydex Variable Trust                                                  0.90%                 $  3.65

RYDEX 2x S&P 500 ETF, A SERIES OF RYDEX ETF TRUST                     0.70%                 $104.67

S&P 500 2x Strategy Fund, a series of
Rydex Dynamic Funds                                                   0.90%                 $326.21

S&P 500 2x Strategy Fund, a series of
Rydex Variable Trust                                                  0.90%                 $ 28.88

RYDEX 2x S&P MIDCAP 400 ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.70%                 $ 16.99

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF,                    0.50%                 $ 18.24
A SERIES OF RYDEX ETF TRUST

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF,                          0.50%                 $  9.89
A SERIES OF RYDEX ETF TRUST

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT ENERGY ETF,                                    0.50%                 $ 17.52
A SERIES OF RYDEX ETF TRUST

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT ETF, A SERIES OF RYDEX ETF TRUST               0.40%                 $ 1,720*

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT FINANCIAL ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 12.58*

None                                                                   N/A                    N/A

                                                               ANNUAL COMPENSATION
NAME(S) OF FUND(S) SUBJECT TO THIS PROXY STATEMENT          TO THE INVESTMENT ADVISER
                                                               (AS A PERCENTAGE OF        NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives            AVERAGE DAILY NET ASSETS)    (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 68.19*

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 21.00*

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT MATERIALS ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 36.04*

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 76.36*

None                                                                   N/A                    N/A

RYDEX S&P EQUAL WEIGHT UTILITIES ETF,
A SERIES OF RYDEX ETF TRUST                                           0.50%                 $ 11.09*

None                                                                   N/A                    N/A

RYDEX 2x S&P SELECT SECTOR ENERGY ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  6.54*

None                                                                   N/A                    N/A

RYDEX 2x S&P SELECT SECTOR FINANCIAL ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $ 17.54*

None                                                                   N/A                    N/A

RYDEX 2x S&P SELECT SECTOR HEALTH CARE ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  3.39*

None                                                                   N/A                    N/A

RYDEX 2x S&P SELECT SECTOR TECHNOLOGY ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  6.72

None                                                                   N/A                    N/A

RYDEX INVERSE 2x RUSSELL 2000 ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.70%                 $ 14.57

Russell 2000 2x Strategy Fund, a series of
Rydex Dynamic Funds                                                   0.90%                 $ 45.30

RYDEX INVERSE 2x S&P 500 ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.70%                 $ 87.75

S&P 500 2x Strategy Fund, a series of
Rydex Dynamic Funds                                                   0.90%                 $143.74

RYDEX INVERSE 2x S&P MIDCAP 400 ETF, A SERIES OF
RYDEX ETF TRUSt                                                       0.70%                 $  4.82*

None                                                                   N/A                    N/A

RYDEX INVERSE 2x S&P SELECT SECTOR ENERGY ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  1.44*

None                                                                   N/A                    N/A

                                                               ANNUAL COMPENSATION
NAME(S) OF FUND(S) SUBJECT TO THIS PROXY STATEMENT          TO THE INVESTMENT ADVISER
                                                               (AS A PERCENTAGE OF        NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives            AVERAGE DAILY NET ASSETS)    (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
RYDEX INVERSE 2x S&P SELECT SECTOR FINANCIAL ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $ 10.38*

None                                                                   N/A                    N/A

RYDEX INVERSE 2x S&P SELECT SECTOR HEALTH CARE ETF,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  1.63*

None                                                                   N/A                    N/A

RYDEX INVERSE 2x S&P SELECT SECTOR TECHNOLOGY,
A SERIES OF RYDEX ETF TRUST                                           0.70%                 $  2.11*

None                                                                   N/A                    N/A

RYDEX RUSSELL TOP 50 ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.20%                 $325.93*

None                                                                   N/A                    N/A

RYDEX S&P MIDCAP 400 PURE GROWTH ETF,
A SERIES OF RYDEX ETF TRUST                                           0.35%                 $101.76

Rydex S&P MidCap 400 Pure Growth Fund,
a series of Rydex Series Funds                                        0.75%                 $ 48.37

S&P MidCap 400 Pure Growth Fund, a series of
Rydex Variable Trust                                                  0.75%                 $ 44.92

RYDEX S&P MIDCAP 400 PURE VALUE ETF,
A SERIES OF RYDEX ETF TRUST                                           0.35%                 $ 25.24

Rydex S&P MidCap 400 Pure Value Fund, a series of
Rydex Series Funds                                                    0.75%                 $ 36.50

S&P MidCap 400 Pure Value Fund, a series of
Rydex Variable Trust                                                  0.75%                 $ 29.51

RYDEX S&P 500 PURE GROWTH ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.35%                 $ 58.16

Rydex S&P 500 Pure Growth Fund, a series of
Rydex Series Funds                                                    0.75%                 $ 54.32

S&P MidCap 500 Pure Growth Fund, a series of
Rydex Variable Trust                                                  0.75%                 $ 34.48

RYDEX S&P 500 PURE VALUE ETF, A SERIES OF
RYDEX ETF TRUST                                                       0.35%                 $ 34.31

Rydex S&P 500 Pure Value Fund, a series of
Rydex Series Funds                                                    0.75%                 $ 25.14

S&P MidCap 500 Pure Value Fund, a series of
Rydex Variable Trust                                                  0.75%                 $ 27.85

RYDEX S&P SMALLCAP 600 PURE GROWTH ETF,
A SERIES OF RYDEX ETF TRUST                                           0.35%                 $ 13.10

Rydex S&P SmallCap 600 Pure Growth Fund,
a series of Rydex Series Funds                                        0.75%                 $ 22.73

S&P SmallCap 600 Pure Growth Fund,
a series of Rydex Variable Trust                                      0.75%                 $ 13.56

                                                               ANNUAL COMPENSATION
NAME(S) OF FUND(S) SUBJECT TO THIS PROXY STATEMENT          TO THE INVESTMENT ADVISER
                                                               (AS A PERCENTAGE OF        NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives            AVERAGE DAILY NET ASSETS)    (IN MILLIONS)
-----------------------------------------------------------------------------------------------------
RYDEX S&P SMALLCAP 600 PURE VALUE ETF,
A SERIES OF RYDEX ETF TRUST                                           0.35%                 $ 84.91

Rydex S&P SmallCap 600 Pure Value Fund, a series of
Rydex Series Funds                                                    0.75%                 $ 26.56

S&P SmallCap 600 Pure Value Fund, a series of
Rydex Variable Trust                                                  0.75%                 $ 13.56

    The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated.

_______________
* As of January 31, 2010.

                                   APPENDIX E

                               OUTSTANDING SHARES

    As of February 24, 2010, the total number of shares outstanding for each Fund is set forth in the table below:

RYDEX ETF TRUST
--------------------------------------------------------------------------------
FUND                                                          SHARES OUTSTANDING
--------------------------------------------------------------------------------
Rydex 2x Russell 2000(R) ETF                                         700,000

Rydex 2x S&P 500 ETF                                               3,500,000

Rydex 2x S&P MidCap 400 ETF                                          450,000

Rydex 2x S&P Select Sector Energy ETF                                550,017

Rydex 2x S&P Select Sector Financial ETF                           1,450,277

Rydex 2x S&P Select Sector Health Care ETF                            50,009

Rydex 2x S&P Select Sector Technology ETF                            150,005

Rydex Inverse 2x Russell 2000(R) ETF                                 500,000

Rydex Inverse 2x S&P 500 ETF                                       1,750,000

Rydex Inverse 2x S&P MidCap 400 ETF                                  150,000

Rydex Inverse 2x S&P Select Sector Energy ETF                        250,000

Rydex Inverse 2x S&P Select Sector Financial ETF                   1,750,100

Rydex Inverse 2x S&P Select Sector Health Care ETF                    50,000

Rydex Inverse 2x S&P Select Sector Technology ETF                    100,000

Rydex Russell Top 50(R) ETF                                        4,050,745

Rydex S&P Equal Weight Consumer Discretionary ETF                    500,000

Rydex S&P Equal Weight Consumer Staples ETF                          200,000

Rydex S&P Equal Weight Energy ETF                                    350,005

Rydex S&P Equal Weight ETF                                        44,208,744

Rydex S&P Equal Weight Financial ETF                                 550,000

Rydex S&P Equal Weight Health Care ETF                             1,200,000

Rydex S&P Equal Weight Industrials ETF                               500,000

Rydex S&P Equal Weight Materials ETF                                 750,000

Rydex S&P Equal Weight Technology ETF                              1,750,000

Rydex S&P Equal Weight Utilities ETF                                 250,000

Rydex S&P MidCap 400 Pure Growth ETF                               2,050,020

Rydex S&P MidCap 400 Pure Value ETF                                1,500,473

Rydex S&P 500 Pure Growth ETF                                      2,050,289

Rydex S&P 500 Pure Value ETF                                       3,152,736

Rydex S&P SmallCap 600 Pure Growth ETF                               500,004

Rydex S&P SmallCap 600 Pure Value ETF                              2,650,040

                                   APPENDIX F

                 BENEFICIAL OWNERS OF MORE THAN 5% OF EACH FUND

    As of February 26, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund's outstanding securities:

                                 NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND              OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
-------------------------------------------------------------------------------------------------------
Rydex 2x Russell 2000(R) ETF  Goldman, Sachs & Co                           107,014            15%
                              180 Maiden Lane,
                              New York, NY 10038

                              CIBC World Markets Corp.                       87,500            13%
                              425 Lexington Ave
                              New York, New York 10017

                              Merrill Lynch, Pierce, Fenner & Smith          75,844            11%
                              Incorporated
                              2 World Financial Center
                              New York, NY, 10080

                              Pershing LLC                                   59,483             9%
                              1 Pershing Place
                              Jersey City, NJ 07399

                              Maple Securities U.S.A. Inc. - Domestic        55,400             8%
                              10 Exchange Place, 26th Floor
                              Jersey City, NJ 07302

                              Charles Schwab & Co., Inc.                     53,418             8%
                              211 Main Street
                              San Francisco, CA 94105

                              National Financial Services LLC                52,219             7%
                              200 Liberty Street
                              New York, NY 10281

Rydex 2x S&P 500 ETF          Merrill Lynch, Pierce, Fenner & Smith         500,116            14%
                              Incorporated
                              2 World Financial Center,
                              New York, NY, 10080

                              National Financial Services LLC               425,662            12%
                              200 Liberty Street
                              York, NY, 10281

                              Pershing LLC                                  398,738            11%
                              1 Pershing Place
                              Jersey City, NJ 07399

                              Charles Schwab & Co., Inc.                    354,186            10%
                              211 Main Street
                              San Francisco, CA 94105

                              TD Ameritrade Clearing, Inc.                  309,371             9%
                              1005 N. Ameritrade Place,
                              Bellevue, NE 68005

Rydex 2x S&P MidCap 400       Goldman, Sachs & Co.                          156,271            35%
ETF                           180 Maiden Lane
                              New York, NY 10038

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co., Inc.                     61,978            14%
                             211 Main Street
                             San Francisco, CA 94105

                             TD Ameritrade Clearing, Inc.                   51,592            11%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             Timber Hill LLC                                35,744             8%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             National Financial Services LLC                34,998             8%
                             200 Liberty Street
                             York, NY, 10281

Rydex 2x S&P Select Sector   Merrill Lynch, Pierce, Fenner & Smith         104,637            19%
Energy ETF                   Incorporated
                             2 World Financial Center
                             New York, NY 10080

                             Goldman Sachs Execution & Clearing, L.P.       74,706            14%
                             30 Hudson Street
                             Jersey City, NJ 07302

                             LPL Financial Corporation                      62,278            11%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             Goldman, Sachs & Co.                           54,523            10%
                             180 Maiden Lane
                             New York, 10038

                             National Financial Services LLC                51,297             9%
                             200 Liberty Street
                             New York, NY 10281

                             E*TRADE                                        41,137             7%
                             135 E. 57th Street, 14th Floor
                             New York, NY 10022

                             Charles Schwab & Co., Inc.                     29,255             5%
                             211 Main Street
                             San Francisco, CA 94105

Rydex 2x S&P Select Sector   Goldman, Sachs & Co.                          240,032            17%
Financial ETF                180 Maiden Lane
                             New York, NY 10038

                             National Financial Services LLC               200,232            14%
                             200 Liberty Street
                             New York, NY 10281

                             Pershing LLC                                  156,994            11%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             Charles Schwab & Co., Inc.                    116,125             8%
                             211 Main Street
                             San Francisco, CA 94105

                             E*TRADE                                       104,533             7%
                             135 E. 57th Street, 14th Floor
                             New York, NY 10022

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             TD Ameritrade Clearing, Inc.                   96,402             7%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             ICAP Corporates LLC                            84,548             6%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

Rydex 2x S&P Select Sector   National Financial Services LLC                16,037            32%
Health Care ETF              200 Liberty Street
                             New York, NY 10281

                             E*TRADE                                        10,273            21%
                             135 E. 57th Street, 14th Floor
                             New York, NY 10022

                             Bear, Stearns Securities Corp.                  6,121            12%
                             One Metrotech Center North
                             Brooklyn, NY 11201

                             Timber Hill LLC                                 5,513            11%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

Rydex 2x S&P Select Sector   Goldman Sachs Execution & Clearing, L.P.       42,613            28%
Technology ETF               30 Hudson Street
                             Jersey City, NJ 07302

                             National Financial Services LLC                19,852            13%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                     14,915            10%
                             211 Main Street
                             San Francisco, CA 94105

                             TD Ameritrade Clearing, Inc.                   12,720             8%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             Bear, Stearns Securities Corp.                 11,602             8%
                             One Metrotech Center North
                             Brooklyn, NY 11201

                             Brown Brothers Harriman & Co.                   8,663             6%
                             140 Broadway
                             New York, NY 10005

                             UBS Financial Services LLC                      7,942             5%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

Rydex Inverse 2x Russell     Goldman, Sachs & Co.                          100,742            20%
2000(R) ETF                  180 Maiden Lane
                             New York, NY 10038

                             National Financial Services LLC                93,608            19%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                     68,424            14%
                             211 Main Street
                             San Francisco, CA 94105

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             Pershing LLC                                   35,230             7%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             TD Ameritrade Clearing, Inc.                   25,873             5%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

Rydex Inverse 2x S&P 500     National Financial Services LLC               327,645            19%
ETF                          200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                    257,070            15%
                             211 Main Street
                             San Francisco, CA 94105

                             Pershing LLC                                  184,674            11%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             TD Ameritrade Clearing, Inc.                  183,069            10%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             Brown Brothers Harriman & Co.                 163,083             9%
                             140 Broadway
                             New York, NY 10005

Rydex Inverse 2x S&P         Goldman, Sachs & Co.                           90,664            60%
MidCap 400 ETF               180 Maiden Lane
                             New York, NY 10038

                             National Financial Services LLC                11,029             7%
                             200 Liberty Street
                             New York, NY 10281

                             Goldman Sachs Execution & Clearing, L.P.        7,746             5%
                             30 Hudson Street
                             Jersey City, NJ 07302

                             Brown Brothers Harriman & Co.                   7,600             5%
                             140 Broadway
                             New York, NY 10005

Rydex Inverse 2x S&P Select  Goldman, Sachs & Co.                           93,471            38%
Sector Energy ETF            180 Maiden Lane
                             New York, NY 10038

                             National Financial Services LLC                30,138            12%
                             200 Liberty Street
                             New York, NY 10281

                             ICAP Corporates LLC                            22,325             9%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             TD Ameritrade Clearing, Inc.                   19,941             8%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             Timber Hill LLC                                18,045             7%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co., Inc.                     15,821             6%
                             211 Main Street
                             San Francisco, CA 94105

                             Scottrade, Inc.                                13,910             6%
                             12800 Corporate Hill Drive
                             Saint Louis, MO 63131-0759

Rydex Inverse 2x S&P Select  Canaccord Capital Corporation/CDS             261,755            15%
Sector Financial ETF         2209 - 609 Granville Street
                             Vancouver, B.C., Canada V7Y 1H2

                             National Financial Services LLC               243,474            14%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                    242,549            14%
                             211 Main Street
                             San Francisco, CA 94105

                             TD Ameritrade Clearing, Inc.                  214,114            12%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

Rydex Inverse 2x S&P Select  Timber Hill LLC                                19,026            38%
Sector Health Care ETF       1 Pickwick Plaza
                             Greenwich, CT 06830

                             National Financial Services LLC                15,957            32%
                             200 Liberty Street
                             New York, NY 10281

                             Scottrade, Inc.                                 7,660            15%
                             12800 Corporate Hill Drive
                             Saint Louis, MO 63131-0759

                             Bear, Stearns Securities Corp.                  3,082             6%
                             One Metrotech Center North
                             Brooklyn, NY 11201

Rydex Inverse 2x S&P Select  Timber Hill LLC                                50,458            50%
Sector Technology ETF        1 Pickwick Plaza
                             Greenwich, CT 06830

                             Goldman Sachs Execution & Clearing, L.P.       20,851            21%
                             30 Hudson Street
                             Jersey City, NJ 07302

                             Bear, Stearns Securities Corp.                 10,298            10%
                             One Metrotech Center North
                             Brooklyn, NY 11201

Rydex Russell Top 50(R) ETF  ML SFKPG                                      932,519            23%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             National Financial Services LLC               394,281            10%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                    390,933            10%
                             211 Main Street
                             San Francisco, CA 94105

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             JPMorgan Chase Bank, NA                       331,987             8%
                             14201 Dallas Parkway
                             Dallas, TX 75254

                             Citigroup Global Markets Inc.                 217,391             5%
                             333 W. 34th Street
                             New York, NY 10001

Rydex S&P Equal Weight       ICAP Corporates LLC                           126,810            25%
Consumer Discretionary ETF   Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             LPL Financial Corporation                      48,621            10%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             ML SFKPG                                       47,923            10%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             Citigroup Global Markets Inc.                  45,217             9%
                             333 W. 34th Street
                             New York, NY 10001

                             UBS Financial Services LLC                     43,805             9%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             Timber Hill LLC                                33,971             7%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

Rydex S&P Equal Weight       Goldman, Sachs & Co.                           54,857            27%
Consumer Staples ETF         180 Maiden Lane
                             New York, NY 10038

                             National Financial Services LLC                19,431            10%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                     19,201            10%
                             211 Main Street
                             San Francisco, CA 94105

                             ML SFKPG                                       17,123             9%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             Timber Hill LLC                                16,407             8%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             TD Ameritrade Clearing, Inc.                   14,762             7%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             LPL Financial Corporation                      10,971             5%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             Bear, Stearns Securities Corp.                 10,090             5%
                             One Metrotech Center North
                             Brooklyn, NY 11201

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
Rydex S&P Equal Weight       Timber Hill LLC                                 87,140           25%
Energy ETF                   1 Pickwick Plaza
                             Greenwich, CT 06830

                             Charles Schwab & Co., Inc.                      50,910           15%
                             211 Main Street
                             San Francisco, CA 94105

                             Merrill Lynch, Pierce, Fenner & Smith           35,527           10%
                             Incorporated
                             2 World Financial Center
                             New York, NY, 10080

                             National Financial Services LLC                 30,837            9%
                             200 Liberty Street
                             New York, NY 10281

                             ICAP Corporates LLC                             30,731            9%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             Citigroup Global Markets Inc.                   23,944            7%
                             333 W. 34th Street
                             New York, NY 10001

                             TD Ameritrade Clearing, Inc.                    17,934            5%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

Rydex S&P Equal Weight       Charles Schwab & Co., Inc.                   7,226,340           16%
ETF                          211 Main Street
                             San Francisco, CA 94105

                             National Financial Services LLC              4,534,727           10%
                             200 Liberty Street
                             New York, NY 10281

                             ICAP Corporates LLC                          3,747,145            8%
                             Harborside Financial Center
                             1100 Plaza Five, 12th floor
                             Jersey City, NJ 07311-4996

                             Pershing LLC                                 2,896,899            7%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             Citigroup Global Markets Inc.                2,871,387            7%
                             333 W. 34th Street
                             New York, NY 10001

                             ML SFKPG                                     2,614,877            6%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             UBS Financial Services LLC                   2,209,747            5%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
Rydex S&P Equal Weight       Brown Brothers Harriman & Co.                 125,000            23%
Financial ETF                140 Broadway
                             New York, NY 10005

                             Merrill Lynch, Pierce, Fenner & Smith          93,526            17%
                             Incorporated
                             2 World Financial Center
                             New York, NY, 10080

                             Charles Schwab & Co., Inc.                     74,184            13%
                             211 Main Street
                             San Francisco, CA 94105

                             ICAP Corporates LLC                            41,053             7%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             National Financial Services LLC                40,933             7%
                             200 Liberty Street
                             New York, NY 10281

                             Timber Hill LLC                                35,900             7%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

Rydex S&P Equal Weight       ICAP Corporates LLC                           467,783            39%
Health Care ETF              Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             Charles Schwab & Co., Inc.                    256,250            21%
                             211 Main Street
                             San Francisco, CA 94105

                             National Financial Services LLC                98,077             8%
                             200 Liberty Street
                             New York, NY 10281

Rydex S&P Equal Weight       Charles Schwab & Co., Inc.                    290,749            58%
Industrials ETF              211 Main Street
                             San Francisco, CA 94105

                             National Financial Services LLC                66,725            13%
                             200 Liberty Street
                             New York, NY 10281

                             Timber Hill LLC                                53,654            11%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             Goldman, Sachs & Co.                           48,154            10%
                             180 Maiden Lane
                             New York, NY 10038

Rydex S&P Equal Weight       ICAP Corporates LLC                           126,054            17%
Materials ETF                Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             Goldman, Sachs & Co.                          123,121            16%
                             180 Maiden Lane
                             New York, NY 10038

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             ML SFKPG                                        94,343           13%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             Timber Hill LLC                                 73,435           10%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             LPL Financial Corporation                       44,167            6%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             Charles Schwab & Co., Inc.                      43,974            6%
                             211 Main Street
                             San Francisco, CA 94105

                             Raymond, James & Associates, Inc.               38,264            5%
                             880 Carillon Parkway Street
                             St. Petersburg, FL 33733

Rydex S&P Equal Weight       ICAP Corporates LLC                          1,120,914           64%
Technology ETF               Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             National Financial Services LLC                128,966            7%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                     128,815            7%
                             211 Main Street
                             San Francisco, CA 94105

Rydex S&P Equal Weight       National Financial Services LLC                 66,070           26%
Utilities ETF                200 Liberty Street
                             New York, NY 10281

                             Timber Hill LLC                                 43,990           18%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             Goldman, Sachs & Co.                            21,505            9%
                             180 Maiden Lane
                             New York, NY 10038

                             ML SFKPG                                        20,191            8%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             Charles Schwab & Co., Inc.                      16,418            7%
                             211 Main Street
                             San Francisco, CA 94105

                             E*TRADE                                         15,851            6%
                             135 E. 57th Street, 14th Floor
                             New York, NY 10022

Rydex S&P MidCap 400         National Financial Services LLC                319,640           16%
Pure Growth ETF              200 Liberty Street
                             New York, NY 10281

                             TD Ameritrade Clearing, Inc.                   236,197           12%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co., Inc.                    195,364            10%
                             211 Main Street
                             San Francisco, CA 94105

                             Goldman, Sachs & Co.                          184,568             9%
                             180 Maiden Lane
                             New York, NY 10038

                             LPL Financial Corporation                     159,962             8%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             ICAP Corporates LLC                           142,402             7%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             Bank of New York, The                         113,928             6%
                             1633 Broadway, 48th floor
                             New York, NY, 10019

                             Citigroup Global Markets Inc.                 103,358             5%
                             333 W. 34th Street
                             New York, NY 10001

Rydex S&P MidCap 400         PNC Bank, National Association                218,492            15%
Pure Value ETF               8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                             National Financial Services LLC               181,527            12%
                             200 Liberty Street
                             New York, NY 10281

                             Citigroup Global Markets Inc.                 154,218            10%
                             333 W. 34th Street
                             New York, NY 10001

                             Pershing LLC                                  145,469            10%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             Charles Schwab & Co., Inc.                    138,820             9%
                             211 Main Street
                             San Francisco, CA 94105

                             ML SFKPG                                       98,346             7%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             ICAP Corporates LLC                            88,168             6%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             TD Ameritrade Clearing, Inc.                   78,098             5%
                             1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             Goldman, Sachs & Co.                           76,674             5%
                             180 Maiden Lane
                             New York, NY 10038

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
Rydex S&P 500 Pure           National Financial Services LLC               242,743            12%
Growth ETF                   200 Liberty Street
                             New York, NY 10281

                             ICAP Corporates LLC                           194,392             9%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                             Bank of New York, The                         190,505             9%
                             1633 Broadway, 48th floor
                             New York, NY, 10019

                             ML SFKPG                                      188,775             9%
                             4 Corporate Place
                             Piscataway, NJ 08854

                             Goldman, Sachs & Co.                          127,650             6%
                             180 Maiden Lane
                             New York, NY 10038

                             RBC Dain Rauscher Inc.                        123,838             6%
                             1211 Avenue of the Americas
                             New York, NY 10036

                             UBS Financial Services LLC                    122,380             6%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             Charles Schwab & Co., Inc.                    106,889             5%
                             211 Main Street
                             San Francisco, CA 94105

                             Pershing LLC                                  104,479             5%
                             1 Pershing Place
                             Jersey City, NJ 07399

Rydex S&P 500 Pure           TD Ameritrade Clearing, Inc.                  954,997            30%
Value ETF                    1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             National Financial Services LLC               408,636            13%
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co., Inc.                    284,365             9%
                             211 Main Street
                             San Francisco, CA 94105

                             PNC Bank, National Association                183,421             6%
                             8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                             ICAP Corporates LLC                           175,793             6%
                             Harborside Financial Center
                             1100 Plaza Five, 12th Floor
                             Jersey City, NJ 07311-4996

                                NAME AND ADDRESS                         AMOUNT OF       PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                    SHARES OWNED       THE FUND
------------------------------------------------------------------------------------------------------
Rydex S&P SmallCap 600       Raymond, James & Associates, Inc.             114,865            23%
Pure Growth ETF              880 Carillon Parkway Street
                             St. Petersburg, FL 33733

                             Timber Hill LLC                                54,376            11%
                             1 Pickwick Plaza
                             Greenwich, CT 06830

                             National Financial Services LLC                43,504             9%
                             200 Liberty Street
                             New York, NY 10281

                             Goldman, Sachs & Co.                           38,411             8%
                             180 Maiden Lane
                             New York, NY 10038

                             LPL Financial Corporation                      32,639             7%
                             One Beacon Street, 22nd floor
                             Boston, MA 02108

                             Charles Schwab & Co., Inc.                     31,072             6%
                             211 Main Street
                             San Francisco, CA 94105

Rydex S&P SmallCap 600       TD Ameritrade Clearing, Inc.                  330,017            12%
Pure Value ETF               1005 N. Ameritrade Place,
                             Bellevue, NE 68005

                             National Financial Services LLC               318,866            12%
                             200 Liberty Street
                             New York, NY 10281

                             Pershing LLC                                  281,593            11%
                             1 Pershing Place
                             Jersey City, NJ 07399

                             Charles Schwab & Co., Inc.                    255,607            10%
                             211 Main Street
                             San Francisco, CA 94105

                             Goldman, Sachs & Co.                          173,158             7%
                             180 Maiden Lane
                             New York, NY 10038

                             Citigroup Global Markets Inc.                 154,414             6%
                             333 W. 34th Street
                             New York, NY 10001

_______________
* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

                              [FORM OF PROXY CARD]

                                 PROXY CARD FOR
                             [FUND NAME PRINTS HERE]

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - APRIL 23, 2010

The undersigned hereby appoint(s) Joanna Haigney, Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     WWW.PROXYONLINE.COM/DOCS/RYDEXSGI2.PDF.
--------------------------------------------------------------------------------

             PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-877-864-5058 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free 1-877-864-5058 and enter the control number found on the reverse side of this proxy card.

INTERNET:    To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

  Shareholder sign here     Date               Joint owner sign here     Date

       IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

--------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: []

1. To approve a new investment advisory agreement between the Fund and PADCO Advisors II, Inc.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]

2.   To approve a new fundamental investment policy on borrowing money.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]